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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 23, 2001

GlobalMedia.com
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	91-1842480 (I.R.S. Employer Identification No.)

400 Robson Street
Vancouver, B.C.
CANADA V6B 2B4

(Address of principal executive offices)(Zip Code)

(604) 688-9994

(Registrant's telephone number, including area code)

Item 5. Other Events

    The Company is filing this Current Report on Form 8-K in order to provide the information contained in its press release dated January 23, 2001, which is included as Exhibit 99.1 to this report.

Item 7. Financial Statements and Exhibits.

  (c)
  Exhibits:

  99.1
  GlobalMedia.com Press Release dated January 23, 2001.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

GLOBALMEDIA.COM (Registrant)
By	Barr Potter
/s/ BARR POTTER Barr Potter, President and Chief Operating Officer January 26, 2001

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SIGNATURE